                                                                    Exhibit 3.30

                    CHANGE OF ADDRESS FOR DOMESTIC & FOREIGN
             STOCK & NON-STOCK CORP, LLC, LP, LLP & STATUTORY TRUST

                      Office of the Secretary of the State
  30 Trinity Street / P.O. Box 150470 / Hartford, CT 06115-0470 / Rev. 12/1999

1. COMPLETE BUSINESS NAME AS IT APPEARS IN THE RECORDS OF THE SECRETARY OF THE STATE OFFICE:

     American Medical Response of Connecticut, Incorporated

2. PRINCIPAL OFFICE ADDRESS OF BUSINESS: (P.O. box is unacceptable - complete address required)

     2821 S. Parker Road
     10th Floor
     Aurora, Colorado 80014

3. MAILING ADDRESS OF BUSINESS: (P.O. box is acceptable - complete address required)

     2821 S. Parker Road
     10th Floor
     Aurora, Colorado 80014

                                  4. EXECUTION:

                      Date this 26th day of October, 2001.

Lori A.E. Evans                   Vice President/
                                  Asst. Secretary         /s/ Lori Evans
                                                          ----------------------
Print or type name of signatory   Capacity of signatory   Signature

                           CHANGE OF REGISTERED AGENT
                    DOMESTIC STOCK OR NON-STOCK CORPORATIONS
                      Office of the Secretary of the State
   30 Trinity Street / P.O. Box 15047 / Hartford, CT 06115-0470 / Rev. 12/1999

                       Please see reverse for instruction

1.   NAME OF CORPORATION

     American Medical Response of Connecticut, Incorporated

2.   APPOINTMENT OF NEW REGISTERED AGENT: (Please select only one A. or B.)

     Print or type name of new agent:   Business Address:
                                        (P.O. Box is unacceptable)

     A.   Individual's Name

                                        Residence address:
                                        (P.O. Box is unacceptable)

     B.   Business Entry: Address:      (P.O. Box is unacceptable)

          CT Corporation System         One Commercial Plaza, Hartford,
                                        Connecticut
                                        06103

                            Acceptance of appointment
                              CT Corporation System


By: /s/ x                               Gary Scappini
    ---------------------------------
Signature of agent                      Special Asst. Sec.

                                  4. EXECUTION:

                       Date this 4th day of January, 2001.

Gino L. Porazzo                   Vice President
                                  Asst. Secretary         /s/ Gino Porazzo
                                                          ----------------------
Print or type name of signatory   Capacity of signatory   Signature

                              CERTIFICATE OF MERGER

                                       OF

                  PROFESSIONAL WHEELCHAIR TRANSPORTATION, INC.

                                       AND

             AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED

To the Secretary of the State
State of Connecticut

     Pursuant to the provisions of the Connecticut Business Corporation Act, the domestic business corporations herein named do hereby adopt the following Certificate of Merger.

     1. Annexed hereto and made a part hereof is the Plan of Merger for merging Wheelchair Transportation, Inc. (the "Merging Company") with and into American Medical Response of Connecticut, Incorporated, as approved by resolution adopted by the Sole Director of the Merging Company on January 23, 1998, and by resolution adopted by the Sole Director of American Medical Response of Connecticut, Incorporated on January 23, 1998.

     2. In respect of the Merging Company, the designation, the number of outstanding shares, and the number of votes entitled to be cast by the sole shareholder of each Merging Company on the Plan of Merger herein provided for, are as follows:

     Laidlaw Medical Transportation, Inc., as the sole shareholder of the Merging Company, was entitled to vote all 150 issued and outstanding shares of common stock of the Merging Company on the Plan of Merger.

     3. In respect of the Merging Company, the total number of undisputed votes cast for the Plan of Merger herein provided by the sole shareholder of the Merging Company is as follows:

     Laidlaw Medical Transportation, Inc., as the sole shareholder of the Merging Company, voted all 150 issued and outstanding shares of common stock of the Merging Company in favor of the Plan of Merger.

     4. The said number of votes cast for the Plan of Merger was sufficient for the approval thereof by each voting group.

     5. In respect of American Medical Response of Connecticut, Incorporated, no shareholder vote was required, given that the Plan of Merger will not effect any change in or amendment to the certificate of incorporation of such corporation and given that Section 33-817(j) of the Connecticut Business Corporation Act provides that the shareholders of the surviving corporation in a merger need not vote on a merger if no such amendment is made.

     6. Having been approved by the sole Director of American Medical Response of Connecticut, Incorporated, the surviving corporation, no further approval was necessary.

     7. The effective time and date of the merger herein provided for shall be 10:00 a.m. on January 31, 1998.

Executed on January 23, 1998.

PROFESSIONAL WHEELCHAIR TRANSPORTATION, INC.


By: /s/ Joshua Gaines
    ----------------------------------------
Joshua T. Gaines
Vice President


AMERICAN MEDICAL RESPONSE OF CONNECTICUT,
INCORPORATED


By: /s/ Joshua Gaines
    ----------------------------------------
Joshua T. Gaines
Vice President

     PLAN OF MERGER adopted by Professional Wheelchair Transportation, Inc., a Connecticut business corporation, by resolution of the sole Director on January 23, 1998, and adopted on January 23, 1998 by American Medical Response of Connecticut, Incorporated, a business corporation organized under the laws of the State of Connecticut, by resolution of its sole Director on January 23, 1998. The names of the corporations planning to merge are Professional Wheelchair Transportation, Inc., a business corporation organized under the laws of the State of Connecticut (the "Merging Company"), and American Medical Response of Connecticut, Incorporated, a business corporation organized under the laws of the State of Connecticut. The name of the surviving corporation into which the Merging Company plans to merge is American Medical Response of Connecticut, Incorporated.

     1. Merging Company and American Medical Response of Connecticut, Incorporated shall, pursuant to the provisions of the Connecticut Business Corporation Act, be merged with and into a single corporation, to wit, American Medical Response of Connecticut, Incorporated, which shall be the surviving corporation at the effective time and date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Connecticut Business Corporation Act. The separate existence of the Merging Company, which is each sometimes hereinafter referred to as a "non-surviving corporation", shall cease at the effective time and date of-the merger in accordance with the provisions of the Connecticut Business Corporation Act.

     2. The Certificate of Incorporation of the surviving corporation at the effective time and date of the merger shall be the Certificate of Incorporation of said surviving corporation and said Certificate of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Connecticut Business Corporation Act.

     3. The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Connecticut Business Corporation Act.

     4. The directors and officers in office of the surviving corporation at the effective time and date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their respective offices until their successors are elected and qualified or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

     5. Each issued share of each non-surviving corporation immediately prior to the effective time and date of the merger shall, at the effective time and date of the merger be canceled and no payment shall be made in respect thereof. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

     6. The Plan of Merger herein made and approved shall be submitted to the shareholders of each non-surviving corporation for their approval or rejection in the manner prescribed by the provisions of the Connecticut Business Corporation Act.

     7. In the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the non-surviving corporation in the manner prescribed by the provisions of the Connecticut Business Corporation Act, the non-surviving corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Connecticut, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

     8. The Board of Directors and the proper officers of each non-surviving corporation and the Board of Directors and the proper officers of the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

                              CERTIFICATE OF MERGER

                                       OF

                          MEDTRANS - CONNECTICUT, INC.

                                       AND

             AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED

To the Secretary of the State
State of Connecticut

     Pursuant to the provisions of the Connecticut Business Corporation Act, the domestic business corporations herein named do hereby adopt the following Certificate of Merger.

     1. Annexed hereto and made a part hereof is the Plan of Merger for merging Medtrans - Connecticut, Inc. (the "Merging Company") with and into American Medical Response of Connecticut, Incorporated, as approved by resolution adopted by the Sole Director and Sole Shareholder of the Merging Company on November 25, 1997, and by resolution adopted by the Sole Director of American Medical Response of Connecticut, Incorporated on November 25, 1997.

     2. In respect of the Merging Company, the designation, the number of outstanding shares, and the number of votes entitled to be cast by the sole shareholder of the Merging Company entitled to be cast on the Plan of Merger herein provided for, are as follows:

     Laidlaw Medical Transportation, Inc., as the sole shareholder of Medtrans - Connecticut, Inc., was entitled to vote all 100 issued and outstanding shares of common stock of Medtrans - Connecticut, Inc. on the Plan of Merger.

     3. In respect of the Merging Company, the total number of undisputed votes cast for the Plan of Merger herein provided by the sole shareholder of each Merging Company on the Plan of Merger is as follows:

     Laidlaw Medical Transportation, Inc., as the sole shareholder of Medtrans - Connecticut, Inc., voted all 100 issued and outstanding shares of common stock of Medtrans - Connecticut, Inc. in favor of the Plan of Merger.

     4. The said number of votes cast for the Plan of Merger was sufficient for the approval thereof by each voting group.

     5. In respect of American Medical Response of Connecticut, Incorporated, no shareholder vote was required, given that the Plan of Merger will not effect any change in or amendment to the certificate of incorporation of such corporation and given that Section 33-817(j) of the Connecticut Business Corporation Act provides that the shareholders of the surviving corporation in a merger need not vote on a merger if no such amendment is made.

     6. Having been approved by the sole Director of American Medical Response of Connecticut, Incorporated, the surviving corporation, no further approval was necessary.

     7. The effective time and date of the merger herein provided for shall be upon filing.

Executed on November 25, 1997.

MEDTRANS - CONNECTICUT, INC.


By: /s/ Joshua Gaines
    ---------------------------------------
Joshua T. Gaines
Vice President


AMERICAN MEDICAL RESPONSE OF CONNECTICUT,
INCORPORATED


By: /s/ Joshua Gaines
    ----------------------------------------
Joshua T. Gaines
Vice President

     PLAN OF MERGER adopted by Medtrans - Connecticut, Inc., a Connecticut business corporation, by resolution of the sole Director on November 25, 1997, and adopted by American Medical Response of Connecticut, Incorporated, a business corporation organized under the laws of the State of Connecticut, by resolution of its sole Director on November 25, 1997. The name of the corporation planning to merge is Medtrans - Connecticut, Inc., a Connecticut business corporation (the "Merging Company"), and American Medical Response of Connecticut, Incorporated, a business corporation organized under the laws of the State of Connecticut. The name of the surviving corporation into which the Merging Company plans to merge is American Medical Response of Connecticut, Incorporated.

     1. Merging Company and American Medical Response of Connecticut, Incorporated shall, pursuant to the provisions of the Connecticut Business Corporation Act, be merged with and into a single corporation, to wit, American Medical Response of Connecticut, Incorporated, which shall be the surviving corporation at the effective time and date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Connecticut Business Corporation Act. The separate existence of each of the Merging Company, which is each sometimes hereinafter referred to as a "non-surviving corporation", shall cease at the effective time and date of-the merger in accordance with the provisions of the Connecticut Business Corporation Act.

     2. The Certificate of Incorporation of the surviving corporation at the effective time and date of the merger shall be the Certificate of Incorporation of said surviving corporation and said Certificate of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Connecticut Business Corporation Act.

     3. The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Connecticut Business Corporation Act.

     4. The directors and officers in office of the surviving corporation at the effective time and date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their respective offices until their successors are elected and qualified or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

     5. Each issued share of each non-surviving corporation immediately prior to the effective time and date of the merger shall, at the effective time and date of the merger be canceled and no payment shall be made in respect thereof. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

     6. The Plan of Merger herein made and approved shall be submitted to the shareholders of each non-surviving corporation for their approval or rejection in the manner prescribed by the provisions of the Connecticut Business Corporation Act.

     7. In the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the non-surviving corporation in the manner prescribed by the provisions of the Connecticut Business Corporation Act, the non-surviving corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Connecticut, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

     8. The Board of Directors and the proper officers of the non-surviving corporation and the Board of Directors and the proper officers of the surviving corporation, respectively, and hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

                              CERTIFICATE OF MERGER

                                       OF

                                    H&M, INC.
                         TRINITY AMBULANCE SERVICE, INC.
                            M.H.N. LEASING CO., INC.
                      PROFESSIONAL AMBULANCE SERVICE, INC.
                            L&M AMBULANCE CORPORATION

                                       AND

             AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED

To the Secretary of the State
State of Connecticut

     Pursuant to the provisions of the Connecticut Business Corporation Act, the domestic business corporations herein named do hereby adopt the following Certificate of Merger.

     1. Annexed hereto and made a part hereof is the Plan of Merger for merging H&M, Inc., Trinity Ambulance Service, Inc, M.H.N. Leasing Co., Inc., Professional Ambulance Service, Inc., and L&M Ambulance Corporation (the "Merging Companies") with and into American Medical Response of Connecticut, Incorporated, as approved by resolution adopted by the Sole Director of each of the Merging Companies on August 25, 1997, and by resolution 'adopted by the Sole Director of American Medical Response of Connecticut, Incorporated on August 25, 1997.

     2. In respect of the Merging Companies, the designation, the number of outstanding shares, and the number of votes entitled to be cast by the sole shareholder of each Merging Company entitled to be cast on the Plan of Merger herein provided for, are as follows:

     a. Laidlaw Medical Transportation, Inc., as the sole shareholder of H&M, Inc., was entitled to vote all 1,000 issued and outstanding shares of common stock of H&M, Inc. on the Plan of Merger;

     b. Laidlaw Medical Transportation, Inc., as the sole shareholder of Trinity Ambulance Service, inc., was entitled to vote all 70 issued and outstanding shares of common of Trinity Ambulance Service, Inc., on the Plan of Merger;

     c. Laidlaw Medical Transportation, Inc., as the sole shareholder of M.H.N. Leasing Co., Inc., was entitled to vote all 90 issued and outstanding shares of common stock of M.H.N. Leasing Co., Inc. on the Plan of Merger;

     d. H&M, Inc., as the sole shareholder of Professional Ambulance Service, Inc., was entitled to vote all 400 issued and outstanding shares of common stock of Professional Ambulance Service, Inc., on the Plan of Merger; and

     e. H&M, Inc., as the sole shareholder of L&M Ambulance Corporation, was entitled to vote all 100 issued and outstanding shares of common stock of L&M Ambulance Corporation on the Plan of Merger.

     3. In respect of the Merger Companies, the total number of undisputed votes cast for the Plan of Merger herein provided by the sole shareholder of each Merging Company on the Plan of Merger is as follows:

     a. Laidlaw Medical Transportation, Inc., as the sole shareholder of H&M, Inc., voted all 1,000 issued and outstanding shares of common stock of H&M, Inc. in favor of the Plan of Merger;

     b. Laidlaw Medical Transportation, Inc., as the sole shareholder of Trinity Ambulance Service, Inc., was entitled to vote all 70 issued and outstanding shares of common stock of Trinity Ambulance Service, Inc., in favor of the Plan of Merger;

     c. Laidlaw Medical Transportation, Inc., as the sole shareholder of M.H.N. Leasing Co., Inc., voted all 90 issued and outstanding shares of common stock of M H N. Leasing Co., Inc. in favor of the Plan of Merger;

     d. H&M, Inc., as the sole shareholder of Professional Ambulance Service, Inc., voted all 400 issued and outstanding shares of common stock of Professional Ambulance Service, Inc., in favor of the Plan of Merger; and

     e. H&M, Inc., as the sole shareholder of L&M Ambulance Corporation, voted all 100 issued and outstanding shares of common stock of L&M Ambulance Corporation in favor of the Plan of Merger.

     4. The said number of votes cast for the Plan of Merger was sufficient for the approval thereof by each voting group.

     5. In respect of American Medical Response of Connecticut Incorporated, no shareholder vote was required, given that the Plan of Merger will not effect any change in or amendment to the certificate of incorporation of such corporation and given that Section 33-817(j) of the Connecticut Business Corporation Act provides that the shareholders of the surviving corporation in a merger need not vote on a merger if no such amendment is made.

     6. Having been approved by the sole Director of American Medical Response of Connecticut, Incorporated, the surviving corporation, no further approval was necessary.

     7. The effective time and date of the merger herein provided for shall be 10:00 a.m. on August 31, 1997.

Executed on August 26, 1997.

H&M INC.


By: /s/
    ---------------------------------
    Joshua T. Gaines
    Vice President


TRINITY AMBULANCE SERVICE, INC.

By: /s/
    ---------------------------------
    Joshua T. Gaines
    Vice President


M.H.N. LEASING CO., INC.


By: /s/
    ---------------------------------
    Joshua T. Gaines
    Vice President


PROFESSIONAL AMBULANCE SERVICE, INC.


By: /s/
    ---------------------------------
    Joshua T. Gaines
    Vice President


L&M AMBULANCE CORPORATION


By: /s/
    ---------------------------------
    Joshua T. Gaines
    Vice President


AMERICAN MEDICAL RESPONSE OF
CONNECTICUT, INCORPORATED


By: /s/
    ---------------------------------
    Joshua T. Gaines
    Vice President

     PLAN OF MERGER adopted by H&M, Inc., a Connecticut business corporation, Trinity Ambulance Service, Inc., a Connecticut business corporation, M.H.N. Leasing Co., Inc., a Connecticut business corporation, Professional Ambulance Service, Inc., a Connecticut business corporation and L&M Ambulance Corporation, a Connecticut business corporation, by resolution of the sole Director of each corporation on August 25, 1997, and adopted on August 25, 1997 by American Medical Response of Connecticut, a business corporation organized under the laws of the State of Connecticut, by resolution of its sole Director on August 25, 1997. The names of the corporation planning to merge are H&M, Inc., a Connecticut business corporation, Trinity Ambulance Service, Inc., a Connecticut business corporation, M.H.N. Leasing Co. Inc., a Connecticut business corporation, Professional Ambulance Service, Inc., a Connecticut business corporation and L&M Ambulance Corporation, a Connecticut business corporation (collectively the "Merging Companies"), and American Medical Response of Connecticut, Incorporated, a business corporation organized under the laws of the State of Connecticut. The name of the surviving corporation into which the Merging Companies plans to merge is American Medical Response of Connecticut, Incorporated

     1. Merging Companies and American Medical Response of Connecticut, Incorporated shall, pursuant to the provisions of the Connecticut Business Corporation Act, be merged with and into a single corporation, to wit, American Medical Response of Connecticut, Incorporated, which shall be the surviving corporation at the effective time and date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Connecticut Business Corporation Act. The separate existence of each of the Merging Companies, which is each sometimes hereinafter referred to as a "non-surviving corporation", shall cease at the effective time and date of the merger in accordance with the provisions of the Connecticut Business Corporation Act.

     2. The Certificate of Incorporation of the surviving corporation at the effective time and date of the merger shall be the Certificate of Incorporation of said surviving corporation and said Certificate of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Connecticut Business Corporation Act.

     3. The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Connecticut Business Corporation Act.

     4. The directors and officers in office of the surviving corporation at the effective time and date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their respective offices until their successors are elected and qualified or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

     5. Each issued share of each non-surviving corporation immediately prior to the effective time and date of the merger shall, at the effective time and date of the merger be canceled and no payment shall be made in respect thereof. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

     6. The Plan of Merger herein made and approved shall be submitted to the shareholders of each non-surviving corporation for their approval or rejection in the manner prescribed by the provisions of the Connecticut Business Corporation Act.

     7. In the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the non-surviving corporation in the manner prescribed by the provisions of the Connecticut Business Corporation Act, each non-surviving corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Connecticut, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

     8. The Board of Directors and the proper officers of each non-surviving corporation and the Board of Directors and the proper officers of the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

                           CHANGE OF REGISTERED AGENT
                              DOMESTIC CORPORATION
                      Office of the Secretary of the State
    30 Trinity Street / P.O. Box 150470 / Hartford, CT 06115-047 / new / 1-97

1.   NAME OF CORPORATION
     AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INC.

2.   APPOINTMENT OF NEW REGISTERED AGENT:

Print or type name of agent:   Business/registered office address:
Gary B. O'Connor               500 Chase Parkway
                               Waterbury, CT  06708

                               Residence address:
                               31 Gaylord Glen
                               Waterbury, CT  06708

                           Acceptance of appointment


                                      /s/ Gary O'Connor
                     -------------------------------------
                     Gary B. O'Connor   Signature of Agent

3.   EXECUTION

Dated this 3rd day of June, 1997

Robert LaTorraca                  Vice President          /s/ Robert LaTorraca
                                                          ----------------------
Print or type name of signatory   Capacity of Signatory   Signature

                               Secretary of State
                                30 Trinity Street
                               Hartford, CT 06106

Name of Corporation: American Medical Response of
Connecticut, Incorporated                                    Complete All Blanks

     The above corporation appoints as its statutory agent for service, one of the following:

Name of Natural Person Who is Resident of Connecticut   Business Address    Zip Code
                                                        Residence Address   Zip Code

Name of Connecticut Corporation                         Address of Principal Office in Conn.
                                                        (If none, enter address of appointee's
                                                        statutory agent for service)

Name of Corporation                                     Address of Principal Office in Conn.
(Not organized under the Laws of Conn.*)                (If none, enter "Secretary of the
                                                        State of Conn.")
C T CORPORATION SYSTEM                                  ONE COMMERCIAL PLAZA
                                                        HARTFORD, CONNECTICUT  06103

* Which has procured a Certificate of Authority to transact business or conduct affairs in this state.

                                  AUTHORIZATION

                       Name of Incorporator (Print or Type)   Signed (Incorporator)   Date
Original Appointment
(Must be Signed
by a majority of       Name of Incorporator (Print or Type)   Signed (Incorporator)
Incorporators)

                       Name of Incorporator (Print or Type)   Signed (Incorporator)

Subsequent             Name of President, Vice President or Secretary                 Date
Appointment            William George, Vice President
                       Signed (President, or Vice President
                       or Secretary)                                                  September 1, 1996


                       /s/ William George
                       ------------------------------------

Acceptance: Name of Statutory Agent for Service   Signed (Statutory Agent for
            (Print or Type)                       Service)


CT CORPORATION SYSTEM                             /s/ Marcia Sunahara
                                                  ------------------------------
                                                  Marcia J. Sunahara
                                                  Vice President

For Official Use Only
                        Rec: CC:
                        C T CORPORATION SYSTEM
                        ONE COMMERCIAL PLAZA
                        HARTFORD, CT 06103-3597
                        (203) 275-8200

Please provide filer's name and complete address for mailing receipt

CERTIFICATE OF INCORPORATION
OF MEDSTAR
INTO
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INC.

     The undersigned corporations DO HEREBY CERTIFY:

     FIRST: That the names and states of incorporation of each of the constituent corporations of the merger are as follows:

     Name                                             State of Incorporation
     Medstar, Inc.                                    Connecticut
     American Medical Response of Connecticut, Inc.   Connecticut

     SECOND: The surviving corporation of the merger is American Medical Response of Connecticut, Inc., a Connecticut corporation.

     THIRD: The Certificate of Incorporation of American Medical Response of Connecticut, Inc., a Connecticut corporation which is the surviving corporation, shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving the merger.

     FOURTH: The merger agreement between the parties to the merger has been approved, adopted, certified, executed and acknowledged unanimously by the Board of Directors and the Shareholders of each of the constituent corporations in accordance with requirements of Sections 33-364 and 33-366 of the General Corporation Law of the State of Connecticut.

     FIFTH: A copy of the merger agreement is on file at the principal place of business of the surviving corporation. The address of said principal place of business is 58 Middletown Avenue, New Haven, Connecticut 06513.

     SIXTH: A copy of the merger agreement will be furnished, on request and without cost, to any shareholder of either of the constituent corporations.

     We, the undersigned officers of Medstar, Inc. and American Medical Response of Connecticut, Inc. hereby execute this Certificate under the penalties of false statement.

Dated: July 1, 1995

                                        MEDSTAR, INC.


by /s/ Joseph Paolella                  by /s/ Joseph Paolella
   ----------------------------------      -------------------------------------
   Joseph R. Paolella, Secretary           Joseph R. Paolella, Vice President
                                           Duly Authorized


                                        AMERICAN MEDICAL RESPONSE OF
                                        OF CONNECTICUT, INC.


by /s/ Richard Cassella                 by /s/ Joseph Paolella
   ----------------------------------      -------------------------------------
   Richard Cassella, Asst. Secretary       Joseph R. Paolella, President
                                           Duly Authorized

                               Secretary of State
                                30 Trinity Street
                               Hartford, CT 06106

                                                             Complete All Blanks

Enter Name of Corporation here: ________________________________________________

     American Medical Response of Connecticut, Inc.

     The above corporation appoints as its statutory agent for service, one of the following:

Name of Natural Person Who is Resident of Connecticut   Business Address               Zip Code
Richard Cassella                                        58 Middletown Ave., New Haven, CT 06513
                                                        Residence Address              Zip Code
                                                        61 Schoolhouse Rd., Wallingford, CT 06492

Name of Connecticut Corporation                         Address of Principal Office in
                                                        Conn. (If none, enter address of
                                                        appointee's statutory agent for
                                                        service)

Name of Corporation                                     Address of Principal Office in
(Not organized under the Laws of Conn.*)                Conn. (If none, enter "Secretary of
                                                        the State of Conn.")

* Which has procured a Certificate of Authority to transact business or conduct affairs in this state.

                                  AUTHORIZATION

                       Name of Incorporator (Print or Type)   Signed (Incorporator)          Date

Original Appointment
(Must be Signed
by a majority of       Name of Incorporator (Print or Type)   Signed (Incorporator)
Incorporators)

                       Name of Incorporator (Print or Type)   Signed (Incorporator)

                       Name of President, Vice President, Secretary or Assistant Secretary   Date
Subsequent             Ronald M. Levenson   Assistant Secretary
Appointment            Signed (President or Vice President, Secretary/Assistant Secretary)


                       /s/                                                                   11/9/94
                       ------------------------------------

Acceptance: Name of Statutory Agent for Service   Signed (Statutory Agent for
(Print or Type)                                   Service)


Richard Cassella                                  /s/ Richard Cassella
                                                  ------------------------------

For Official Use Only

                                    Rec: CC:

Please provide filer's name and complete address for mailing receipt

                              STATE OF CONNECTICUT
                               SECRETARY OF STATE
                                30 TRINITY STREET
                               HARTFORD, CT 06106

1.   Name of Corporation (Please enter name within lines)

     NEW HAVEN AMBULANCE SERVICE, INC.

2.   The Certificate of Incorporation is: (Check one)

     [X]  A.   Amended only, pursuant to Conn. Gen. Stat. Section 33-360

     [ ]  B.   Amended only, to cancel authorized shares (state number of shares to be cancelled, the class, the series, if any, and the par value, P.A. 90-107).

     [ ]  C.   Restated only, pursuant to Conn. Gen. Stat. Section 33-362(a).

     [ ]  D.   Amended and restated, pursuant to Conn. Gen. Stat. Section
               33-362(c).

     [ ]  E.   Restated and superseded pursuant to Conn. Gen. Stat. Section
               33-362(d).

     Set forth here the resolution of amendment and/or restatement. Use an 8 1/2 X 11 attached sheet if more space is needed. Conn. Gen. Stat. Section 1-9.

          RESOLVED, that Article One of the Certificate of Incorporation be amended so that the name of the corporation shall be changed from New Haven Ambulance Service, Incorporated to American Medical Response of Connecticut, Incorporated.

     (If 2A or 2B is checked, go to 5 & 6 to complete this certificate. If 2C or 2D is checked, complete 3A or 3B. If 2E is checked, complete 4.)

3.   (Check one)

     [ ] A. This certificate purports merely to restate but not to change the provisions of the original Certificate of Incorporation as supplemented and amended to date, and there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of Incorporation. (If 3A is checked, go to 5 & 6 to complete this certificate.)

     [X] B. This Restated Certificate of Incorporation shall give effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such new amendments(s). (If 3B is checked, check 4, if true, and go to 5 & 6 to complete this Certificate.)

4.   (Check, if true)

     [X] This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

5. The manner of adopting the resolution was as follows: (Check one A, or B, or C)

     [ ]  A.   By the board of directors and shareholders, pursuant to Conn.
               Gen. Stat. Section 33 - 360. Vote of Shareholders. (Check (i) or
               (ii), and check (iii) if applicable.)

               (i)  [ ]  No shares are required to be voted as a class; the shareholder's vote was as follows:

               Vote Required for Adoption _______ Vote Favoring Adoption _______

               (ii) [ ] There are shares of more than one class entitled to vote as a class. The designation of each class required for adoption of the resolution and the vote of each class in favor of adoption were as follows:

                         (Use an 8 1/2 x 11 attached sheet if more space is needed. Conn. Gen. Stat. Section 1-9.)

               (iii)[ ] Check here if corporation has 100 or more recordholders, as defined in Conn. Gen. Stat. Section 33-311a(a).

     [X]  B.   By the board of directors acting alone, pursuant to Conn. Gen.
               Stat. Section 33-360(b)(2) or 33-362(a).

               The number of affirmative votes required to adopt such resolution: 2

               The number of directors' votes in favor of the resolution was: 3

We hereby declare under the penalties of false statement, that the statements made in the foregoing certificate are true.

    (Print or Type)               Signature                (Print or Type)                Signature
    ---------------               ---------                ---------------                ---------
Name of Pres./V. Pres.                                 Name of Sec/Assn't Sec.
Joseph R. Paolella       /s/ Joseph Paolella           Philip Paolella, Jr.      /s/ Philip Paolella, Jr.
                         ---------------------------                             ---------------------------

     [ ]  C.   The corporation does not have any shareholders. The resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers for shares of the corporation. If there are no subscribers, state NONE below.

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the same statements made in the foregoing certificate are true.


------------------------   ------------------------   ------------------------
Signed Incorporator        Signed Incorporator        Signed Incorporator


------------------------   ------------------------   ------------------------
Signed Subscriber          Signed Subscriber          Signed  Subscriber

         (Use an 8 1/2 X 11 attached sheet if more space is needed. Con.
                            Gen. Stat. Section 1 - 9.

6.   Dated at New Haven this 29th day of July, 1993

Rec. CC; GS; (Type or Print)
Thayer Baldwin, Esq.
Yost & Assoc.
Two Whitney Ave.
New Haven, CT 06510

Please provide filer's name and complete address for mailing receipt

                              CERTIFICATE OF MERGER
                                       OF
                        NEW HAVEN AMBULANCE SERVICE, INC.
                                      INTO
                             NHAI ACQUISITION CORP.

     The undersigned corporations DO HEREBY CERTIFY:

     FIRST: That the names and states of incorporation of each of the constituent corporations of the merger are as follows:

               NAME                 STATE OF INCORPORATION
               ----                 ----------------------
New Haven Ambulance Service, Inc.         Connecticut

NHAI Acquisition Corp.                    Connecticut

     SECOND: The surviving corporation of the merger is NHAI Acquisition Corp., a Connecticut corporation.

     THIRD: The Certificate of Incorporation of NHAI Acquisition Corp., a Connecticut corporation which is the surviving corporation, be and is hereby amended to change the name of the surviving corporation to NEW HAVEN AMBULANCE SERVICE, INC., but shall otherwise continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger.

     FOURTH: The merger agreement between the parties to the merger has been approved, adopted, certified, executed and acknowledged unanimously by the Boards of Directors and the Shareholders of each of the constituent corporations in accordance with requirements of Sections 33-364 and 33-366 of the General Corporation Law of the State of Connecticut.

     FIFTH: A copy of the merger agreement is on file at the principal place of business of the surviving corporation. The address of said principal place of business is 58 Middletown Avenue, New Haven, Connecticut 06513.

     SIXTH: A copy of the merger agreement will be furnished, on request and without cost, to any shareholder of either of the constituent corporations.

     We, the undersigned officers of New Haven Ambulance Service, Inc. and NHAI Acquisition Corp., hereby execute this Certificate under the penalties of false statement.

Dated: August 12, 1992                  NEW HAVEN AMBULANCE SERVICE, INC.


By: /s/ x                               By: /s/ x
    ---------------------------------       ------------------------------------
    Secretary                               President

                                        NHAI ACQUISITION CORP.


By: /s/ x                               By: /s/ Dominic Puopolo
    ---------------------------------       ------------------------------------
    Secretary                               Dominic J. Puopolo, President

                              CERTIFICATE OF MERGER
                                       OF
                        NEW HAVEN AMBULANCE SERVICE, INC.
                                      INTO
                             NHAI ACQUISITION CORP.

     The undersigned corporations DO HEREBY CERTIFY:

     FIRST: That the names and states of incorporation of each of the constituent corporations of the merger are as follows:

               NAME                 STATE OF INCORPORATION
               ----                 ----------------------
New Haven Ambulance Service, Inc.         Connecticut

NHAI Acquisition Corp.                    Connecticut

     SECOND: The surviving corporation of the merger is NHAI Acquisition Corp., a Connecticut corporation.

     THIRD: The Certificate of Incorporation of NHAI Acquisition Corp., a Connecticut corporation which is the surviving corporation, be and is hereby amended to change the name of the surviving corporation to NEW HAVEN AMBULANCE SERVICE, INC., but shall otherwise continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger.

     FOURTH: The merger agreement between the parties to the merger has been approved, adopted, certified, executed and acknowledged unanimously by the Boards of Directors and the Shareholders of each of the constituent corporations in accordance with requirements of Sections 33-364 and 33-366 of the General Corporation Law of the State of Connecticut.

     FIFTH: A copy of the merger agreement is on file at the principal place of business of the surviving corporation. The address of said principal place of business is 58 Middletown Avenue, New Haven, Connecticut 06513.

     SIXTH: A copy of the merger agreement will be furnished, on request and without cost, to any shareholder of either of the constituent corporations.

     We, the undersigned officers of New Haven Ambulance Service, Inc. and NHAI Acquisition Corp., hereby execute this Certificate under the penalties of false statement.

Dated: August 12, 1992                  NEW HAVEN AMBULANCE SERVICE, INC.


By: /s/ x                               By: /s/ x
    ---------------------------------       ------------------------------------
    Secretary                               President


                                        NHAI ACQUISITION CORP.


By: /s/ x                               By: /s/ Dominic Puopolo
    ---------------------------------       ------------------------------------
    Secretary                               Dominic J. Puopolo, President

                              CERTIFICATE OF MERGER
                                       OF
                        NEW HAVEN AMBULANCE SERVICE, INC.
                                      INTO
                             NHAI ACQUISITION CORP.

     The undersigned corporations DO HEREBY CERTIFY:

     FIRST: That the names and states of incorporation of each of the constituent corporations of the merger are as follows:

               NAME                 STATE OF INCORPORATION
               ----                 ----------------------
New Haven Ambulance Service, Inc.         Connecticut

NHAI Acquisition Corp.                    Connecticut

     SECOND: The surviving corporation of the merger is NHAI Acquisition Corp., a Connecticut corporation.

     THIRD: The Certificate of Incorporation of NHAI Acquisition Corp., a Connecticut corporation which is the surviving corporation, be and is hereby amended to change the name of the surviving corporation to NEW HAVEN AMBULANCE SERVICE, INC., but shall otherwise continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger.

     FOURTH: The merger agreement between the parties to the merger has been approved, adopted, certified, executed and acknowledged unanimously by the Boards of Directors and the Shareholders of each of the constituent corporations in accordance with requirements of Sections 33-364 and 33-366 of the General Corporation Law of the State of Connecticut.

     FIFTH: A copy of the merger agreement is on file at the principal place of business of the surviving corporation. The address of said principal place of business is 58 Middletown Avenue, New Haven, Connecticut 06513.

     SIXTH: A copy of the merger agreement will be furnished, on request and without cost, to any shareholder of either of the constituent corporations.

     We, the undersigned officers of New Haven Ambulance Service, Inc. and NHAI Acquisition Corp., hereby execute this Certificate under the penalties of false statement.

Dated: August 12, 1992                  NEW HAVEN AMBULANCE SERVICE, INC.


By: /s/ x                               By: /s/ x
    ---------------------------------       ------------------------------------
    Secretary                               President


                                        NHAI ACQUISITION CORP.


By: /s/ x                               By: /s/ Dominic Puopolo
    ---------------------------------       ------------------------------------
    Secretary                               Dominic J. Puopolo, President

                              CERTIFICATE OF MERGER
                                       OF
                        NEW HAVEN AMBULANCE SERVICE, INC.
                                      INTO
                             NHAI ACQUISITION CORP.

     The undersigned corporations DO HEREBY CERTIFY:

     FIRST: That the names and states of incorporation of each of the constituent corporations of the merger are as follows:

               NAME                 STATE OF INCORPORATION
               ----                 ----------------------
New Haven Ambulance Service, Inc.         Connecticut

NHAI Acquisition Corp.                    Connecticut

     SECOND: The surviving corporation of the merger is NHAI Acquisition Corp., a Connecticut corporation.

     THIRD: The Certificate of Incorporation of NHAI Acquisition Corp., a Connecticut corporation which is the surviving corporation, be and is hereby amended to change the name of the surviving corporation to NEW HAVEN AMBULANCE SERVICE, INC., but shall otherwise continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger.

     FOURTH: The merger agreement between the parties to the merger has been approved, adopted, certified, executed and acknowledged unanimously by the Boards of Directors and the Shareholders of each of the constituent corporations in accordance with requirements of Sections 33-364 and 33-366 of the General Corporation Law of the State of Connecticut.

     FIFTH: A copy of the merger agreement is on file at the principal place of business of the surviving corporation. The address of said principal place of business is 58 Middletown Avenue, New Haven, Connecticut 06513.

     SIXTH: A copy of the merger agreement will be furnished, on request and without cost, to any shareholder of either of the constituent corporations.

     We, the undersigned officers of New Haven Ambulance Service, Inc. and NHAI Acquisition Corp., hereby execute this Certificate under the penalties of false statement.

Dated: August 12, 1992                  NEW HAVEN AMBULANCE SERVICE, INC.


By: /s/ x                               By: /s/ x
    ---------------------------------       ------------------------------------
    Secretary                               President


                                        NHAI ACQUISITION CORP.


By: /s/ x                               By: /s/ Dominic Puopolo
    ---------------------------------       ------------------------------------
    Secretary                               Dominic J. Puopolo President

APPOINTMENT OF STATUTORY AGENT FOR SERVICE
DOMESTIC CORPORATION

[PBOL]                 Secretary of State
[PBOL]                 30 Trinity Street
[PBOL]                 Hartford, CT 06106

Name of Corporation:   NHAI Acquisition Corp.

     The above corporation appoints as its statutory agent for service, one of the following:

Name of Natural Person Who    Business Address                            Zip Code
is Resident of Connecticut
                              Residence Address                           Zip Code

Name of Connecticut           Address of Principal Office in Conn.
Corporation                   (If none, enter address of appointee's
                              statutory agent for service)

Name of Corporation           Address of Principal Office in Conn.
(Not organized under the      (If none, enter "Secretary of the State
Laws of Connecticut)          of Connec.)
Corporation Service Company   90 State House Sq., 9th Fl., Hartford, CT

* Which has procured a Certificate of Authority to transact business or conduct affairs in this state. ____________________________

[PBOL]                        AUTHORIZATION
------                        -------------
ORIGINAL APPOINTMENT          Name of Incorporator   Signed (Incorporator)


(Must be signed by a          Dominic J. Puopolo     /s/ Dominic Puopolo
     majority of                                     ---------------------------
    Incorporators             Name of Incorporator   Signed (Incorporator)

                                                     ---------------------------
                              Name of Incorporator   Signed (Incorporator)

Date: May 22, 1992

SUBSEQUENT APPOINTMENT        Name of President, Vice President or
                              Secretary
                              Signed (President, Vice President or
                              Secretary.

Date: May 26, 1992

Acceptance: Name of Statutory Agent for Service


/s/ Bruce R. Winn
-------------------------------------
Signed (Statutory Agent for Service)
Bruce R. Winn, Vice-President
Corporation Service Company

For Official Use Only                   Rec; CC:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        Please provide filer's name and complete address for mailing receipt.

CERTIFICATE OF INCORPORATION
STOCK CORPORATION

                              STATE OF CONNECTICUT

                             Secretary of the State

     The undersigned incorporator hereby forms a corporation under the Stock Corporation Act of the State of Connecticut.

     1. The name of the corporation is NHAI Acquisition Corp.

     2. The nature of the business to be transacted, or the purposes to be promoted or carried out by the corporation, are as follows:

          To engage in any lawful act or activity for which a corporation may be formed under the Connecticut Stock Corporation Act.

     3. The designation of each class of shares, the authorized number of shares of each class, and the par value (if any) of each share thereof are as follows:

          Authorized   Class    Par Value
          ----------   -----    ---------
          10,000       Common   $.01 per share

     4. The terms, limitations and relative rights and preferences of each class of shares and series thereof (if any) or an express grant of authority to the board of directors pursuant to Section 33-341, 1959 Supp. Conn. G.S. are as follows:

          N/A

     5. The minimum amount of stated capital with which the corporation shall commence business if One Thousand Dollars.

     6. The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under Connecticut law. Any repeal or modification of this Article shall only be prospective and shall not affect the rights under this Article in effect at the time of the alleged occurrence of any action or omission to act giving rise to liability.

     Dated at Boston, Massachusetts this 22nd day of May, 1992.

     I hereby declare, under penalties of false statement, that the statements in the foregoing certificate are true.


                                        /s/ Dominic Puopolo
                                        ----------------------------------------
                                        Name: Dominic J. Puopolo
                                              Incorporator

For office use only   Franchise Fee   Filing Fee   Cert. Fee   Total Fees
-------------------   -------------   ----------   ---------   ----------
                           $150           $45         $12         $257


/s/ x
----------------------------------------
Signed (for Secretary of State)
Rec & CC Nationwide Info

Certified copy sent on Initials Service

To 505 Willard Ave

Card   List Proof
       Newington, CT 06111